Exhibit 99.1

GreenHouse Holdings, Inc.      December 2010
1
GreenHouse Holdings, Inc.
(GRHU)
Investor Presentation
December 2010

GreenHouse Holdings, Inc.      December 2010
2
Safe Harbor Statement
This presentation contains forward-looking statements that reflect the Company's current expectation regarding future events. Actual events could differ materially and substantially from those projected herein and depend on a number of factors. Certain statements in this release, and other written or oral statements made by Greenhouse Holdings, Inc. are "forward looking statements“
within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities
Exchange Act of 1934. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond the Company's control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements. The Company assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. Important factors that could cause actual results to differ materially from the company's expectations include, but are not limited to, those factors that are disclosed under the heading "Risk Factors" and elsewhere in documents filed by the company from time to time with the United States Securities and Exchange Commission And other regulatory authorities

GreenHouse Holdings, Inc.      December 2010

Company Overview
• About the Company GreenHouse Holdings, Inc. (GreenHouse) is a leading provider of energy efficiency solutions and sustainable infrastructure products.  The company designs, engineers and installs disparate products and technologies with visible return on investment, enabling its clients to reduce their energy costs.  Its target markets for energy efficiency solutions include residential, commercial and industrial, as well as government and military markets.  In addition, the company develops, designs and constructs rapidly deployable, sustainable infrastructure primarily for use in disaster relief and security in austere regions.
• Company Age, Size and Management The company’s operating subsidiary was incorporated under the laws of the State of California in 2007. It has over 40 full-time employees and estimated FY 2010 proforma revenues of over $11M, assuming the acquisition of LPI closed January 2010. The company is projecting significant top and bottom line growth in 2011 based upon a backlog of executed contracts. The management team led by John Galt has over 200 years of combined industry experience.
• Locations The company’s headquarters are located in San Diego, CA, and it has offices in Grifton, NC, Herndon, VA, Orange County, CA and Guadalajara, Mexico.
• Recent Acquisition Completed GreenHouse recently completed the acquisition of
 Life Protection Inc. (LPI). LPI develops, engineers and manufactures sustainable and rapidly deployable products for the U. S. Government, military and law enforcement agencies domestically and abroad.
3
Market Data
— Ticker: (OTCQB:GRHU)
— Shares Outstanding
 Basic: 23.9 million

 Diluted: 25.1 million
— 52 Week High/Low: $5.25 - $1.40
— Market Capitalization: $68 million
 (as of December 10, 2010)

GreenHouse Holdings, Inc.      December 2010

Investment Highlights
4
— Huge Untapped Potential in Energy Services Energy Efficiency market is projected to grow to over $700 billion globally by 2020. According to Pike
 Research, companies providing EE services in the U.S. alone, are expected grow from $5.6 billion a year to $19.9 billion by 2020, a 250% increase.
— U.S. Military Going Green As a past performance government contractor, GreenHouse is uniquely positioned to capture robust sales of its eco-
 friendly, sustainable infrastructure products (such as tactical training ranges and Rapidly Deployable Units (RDU) buildings) to the U.S. military, law enforcement and governmental agencies.
 — Also, GreenHouse has been tapped by the U.S. Army, Fort Irwin, California, to conduct an integrated study of the energy consumption patterns and quantify opportunities to improve energy efficiency, curtail electricity consumption in response to pricing or reliability signals where feasible and deploy renewable generation. GreenHouse’s expertise in improving the energy use of clients ranging from single family residential to petrochemical plants will serve our military well. There are over 400 bases in the U.S. alone.
— Track Record of Strong Revenue Growth $4.5M in revenue in 2009 to an estimated proforma sum of $11M in 2010. Robust top and bottom line growth is projected in 2011 in revenue based upon signed contracts and backlog. GreenHouse’s automation services projects consistently yield gross margins in excess of 40%.
— Demand Response As a qualified service provider of Automated Demand Response (ADR) services to Southern California Edison’s customers,
 GreenHouse has aggressively entered the lucrative and rapidly growing demand response business. GreenHouse has also formed strong strategic alliances with (non-competitive / complimentary) Demand Response market participants with an active client base all of which can benefit from GreenHouse’s
 ADR solutions. Within one (1) month of launching this offering, GreenHouse executed contracts within multiple business sectors ranging from municipalities to beverage manufacturers (Pepsi). The potential value of the current pipeline exceeds $20MM.
— Near-term Up-list to NASDAQ or NYSE AMEX Planned In full compliance with Sarbanes-Oxley, GreenHouse has assembled a Board of Directors
 (including a qualified financial expert and two other independent professionals), established the appropriate governance committees, engaged PKF as its auditors and taken additional steps in preparation for an uplisting to a senior exchange.
— Strategic Acquisitions in Highly Fragmented Markets The company recently completed the acquisition of Life Protection, Inc. in an all stock transaction, and has signed a letter of intent to acquire Control Engineering Inc., enhancing vertical integration with respect to GreenHouse’s fast growing commercial and industrial energy solutions offerings as well as augment the core capabilities and offerings for every GreenHouse operating entity.
— Management Team  Led by a core team of results driven, professionals with over 200 years experience collectively. All are veterans in delivering turn-
 key sustainable design-build projects; energy efficiency and demand response solutions; distributed generation projects and renewable generation projects.

GreenHouse Holdings, Inc.      December 2010

Key Milestones
5
— Completed reverse merger in January 2010
— Raised approximately $4.5M in equity financing in 2010
— Completed purchase of an 25 acre facility in Guadalajara, Mexico
— Opened three (3) additional U.S. locations
— Completed the acquisition of Life Protection, Inc.
— Increased Shareholder’s Equity to $2.9MM as of 9/30/10 from a deficit on 12/31/09
— Designated as an approved provider of demand response services for Southern California
 Edison customers, and signed contracts with PepsiCo and Gulfstream Aerospace (among others)

GreenHouse Holdings, Inc.      December 2010

Growth Drivers
6
— Energy Efficiency & Automated Demand Response GreenHouse is a qualified service provider in Southern California
 Edison’s (SCE) program to providing site assessment, feasibility studies, project development, engineering, installation of enabling technologies and complete processing of all incentives. Auto-DR uses control systems to automatically achieve specified energy demand reductions (kW and duration) during periods of peak energy demand. Based upon already approved ADR customers of SCE, the company conservatively projects this to contribute $20M in revenues in
 2011.
— Waste-to-Fuel From Mexico Based Subsidiary GreenHouse recently acquired a facility in Jalisco, Mexico capable of producing 30,000 tons of (nutrient rich, highly desired) compost annually from the fibrous waste of the regions tequila industry. Plans for 2011 include reprocessing the industry’s liquid waste into a clean and renewable industrial grade fuel replacing the heavy polluting bunker oil currently used in the distillation process. Both offerings will significantly reduce the carbon footprint of this historic and prized Mexican industry. GreenHouse projects 2011 revenues of approximately
 $6M from these activities.
— Sales of Sustainable Infrastructure Products With the integration of the Life Protection acquisition, GreenHouse will increase sales of LPI’s existing product portfolio by cross marketing its Energy Efficiency services to the U.S.
 government, military and law enforcement markets. LPI’s “pre-acquisition” products alone are projected to contribute
 $6M to 2011 revenues. Two (2) such products are RDUs (Rapidly Deployable Units) and design-build tactical shooting range - tactical training facilities.
— New Markets for Sustainable Infrastructure Solutions GreenHouse, with strategic partners, provides “turn-key” self
 -contained, sustainable infrastructure for telecommunications and security systems installations located in austere regions in all parts of the World. Numerous multi-national corporations and foreign governments located in the Middle East,
 Africa, The Caribbean and South America are currently engaged with GreenHouse to acquire these solutions.

GreenHouse Holdings, Inc.      December 2010

Company Business Lines
7
GreenHouse
Holdings, Inc.
Sustainable
Infrastructure
Energy Solutions
Residential
Commercial,
Industrial &
Institutional
Renewable
Generation
RAPS
Training Ranges

greenhouse

greenfiber
R13-R60

Amerimax
Windows of Excellence

COOLWALL
SYSTEMS

GreenHouse Holdings, Inc.      December 2010

Company Business Lines -
Energy Solutions
8
 GreenHouse customers benefit from energy efficiency improvements, reduced CO2 emissions levels and a responsible, measurable return on investment.
 Some examples follow:
 —Residential GreenHouse offers a broad suite of solutions to residential customers in
 California including eco-friendly insulation, energy efficient windows & doors, solar photo-
 voltaic, specialty exterior coatings and low-volume faucets and fixtures. Many of the projects qualify for significant rebates from the gas, electric and water service providers.
 —Renewable Energy & Co-Generation Conversion of various waste-streams into clean fuels useable in multiple industrial and transportation applications, Design-build Solar PV and
 Solar Thermal, Power Purchase Agreements, Design-build Distributed Generation and Co-
 Generation facilities.

Demand Response
Standard
Energy Efficient
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24

GreenHouse Holdings, Inc.      December 2010

Company Business Lines -
Energy Efficiency Services (Continued)
9
— Automated Demand Response In collaboration with Southern California
 Edison and its Auto Demand Response Program, GreenHouse provides a host of end-to-end technical solutions to SCE’s customers. Major active customers include Pepsi, Gulfstream Aerospace and the City of Fullerton.
 The current pipeline for this service exceeds $20MM. Each and every project has the potential of being 100% funded by utility administered incentives.
 — Demand Response is a rapidly growing industry in and of itself, providing a prudent and reliable resource for electricity providers to manage peak system demands and minimize costly infrastructure investments.
 — Demand Response programs flourish throughout most major metropolitan regions of the U.S.. GreenHouse is among the few purveyors of turn-key enabling solutions.
 — For several years running, The California Public Utilities Commission has approved 100’s of millions of dollars for multiple incentive programs and pilot projects in this field. There has been little debate challenging the persistent and cost effective benefits DR provides all parties involved especially the participating consumers.
 — The pending acquisition of Control Engineering Inc. (CEI) (engineers and integrators of automation solutions), allows GreenHouse to realize gross margin increases of approximately 20% by vertically integrating an engineering service component of the ADR offering and allows GreenHouse to market to CEI’s
 Fortune 100 customer base. CEI has a two-decade old track-record of delivering sophisticated technical solutions to its customers.

GreenHouse Holdings, Inc.      December 2010

Company Business Lines -
Sustainable Infrastructure
10
 GreenHouse develops, designs and constructs rapidly deployable, sustainable infrastructure primarily for use in disaster relief and security in austere regions in the following product categories. Major customers include the U.S. Department of Defense and local law enforcement agencies.
— RDUs Rapidly Deployable Units are structures that can be assembled in less than 40 minutes and disassembled in less than 10 minutes that are utilized for military training and non-military uses (shelter, storage etc). When wrapped with DyneemaTM, a highly durable material 15 times stronger than steel,
 RDUs are the only structures to pass the Oklahoma City bomb test. GreenHouse is the exclusive distributor of this material for government construction vertical.
— Training Ranges Known for incorporating innovative designs with each training facility, target ranges or structure, the company is often sought out to help law-enforcement, private security and military clients conquer the challenges of 21st Century threats world-wide.

greenhouse

UNITED STATES NAVY

UNITED STATES ARMY

UNITED STATES MARINE CORPS

UNITED STATES COAST GUARD

UNITED STATES AIR FORCE

SOUTHERN CALIFORNIA EDISON

Gulfstream®

PEPSI

GreenHouse Holdings, Inc.      December 2010

Major Customers & Channel Partners
11
Governmental
Industrial
International
Residential

GreenHouse Holdings, Inc.      December 2010

Industry Overview
12
Energy Services Companies
 — Develop, engineer, install and implement solutions designed to optimize the energy utilization patterns of gas and electricity consumers. Energy efficiency projects range from major equipment replacement or retrofit to rate analysis and a myriad of services in between.
Market for Energy Efficiency Services
 — Energy efficiency is the fastest growing sector in the energy industry.
 — Growth is driven largely by volatile energy prices, advances in services and technologies, lucrative incentive programs, and growing customer awareness and sophistication.
 — 2008 Frost and Sullivan Report
 The North American market has seen significant growth in the demand for and size of companies providing comprehensive energy services such as energy efficiency and demand response. Growth is documented at a CAGR of 22% from 2004 to 2008, with an estimate market size in excess of $5 billion by 2008.
 — 2009 McKinsey & Company Report
 Energy savings worth $1.2 trillion are available if the full amount of economically viable and commercially available energy efficiency potential is implemented just in the U.S. through 2020. The market by 2020 has the potential to reach $500+ billion by 2020.
 — Increasing international market
 Frost and Sullivan estimate that the market for energy efficiency measures out side of North America could reach $216 billion over the next 5 years.

GreenHouse Holdings, Inc.      December 2010

Industry Trends & Influences
13
We believe the following conditions are driving the growth in the energy industry:
— Rising and Volatile Energy Prices
 — Over the past decade, energy-linked commodity prices have increased and demonstrated significant price volatility
 (oil, gas, coal, and electricity)
 — Industry experts agree that the rising energy prices and subsequent market volatility have resulted in growing demand for energy efficiency solutions and alternative sources of energy, including renewables and cogeneration
 — GreenHouse is positioned to capitalize on these demands by delivering to our clients the tools and technologies necessary to make energy costs predictable and measurable.
— Potential in Energy Efficiency Measures to Reduce Consumption
 — According to the EIA, energy demand in the U.S. alone is expected to increase nearly 2X from 2010 to 2035. The company believes that deploying Energy Efficiency strategies and tactics is now and will continue to be the most cost effective means of managing the growing demand for electricity.
 — According to a July 2009 McKinsey report, energy efficiency measures that are economically viable, commercially available, and if fully implemented could save over one trillion kWh of electricity or 23% of overall U.S. demand by
 2020.
— Inefficiencies and Aging Facility Infrastructure
 — According to the same July 2009 McKinsey report referenced above, increased energy efficiency through facility renewal of government buildings, community infrastructure, and existing homes in the U.S. represents a $76 billion market opportunity through 2020 and could result in savings of $174 billion over the same period.

GreenHouse Holdings, Inc.      December 2010
14
Competitive Advantage
— One-Stop, Comprehensive Service Provider
 — GreenHouse offers its customers expertise in addressing all aspects of purchasing and utilizing energy within a facility.
 — The company’s experienced staff provides the capability to determine the optimal combination of energy efficiency measures best suited and specifically packaged to achieve the customer’s end goals.
— Independent Company, Technology Agnostic
 — By providing packaged and ‘custom-fit’ solutions to its customers, the company is able to draw from multiple sources to achieve optimized solutions and aggressive pricing. Also, the company is hardware independent and performs design and engineering in-house.
— Experienced Management Team and Technically Savvy Staff
 — The GreenHouse management team has over 200 years of industry experience.
 — The company has accumulated significant expertise in their sales, engineering, consulting, and operations functions which allows the company to profitably deliver solutions that provide persistent and measurable financial benefits to its clients.
— Integration of Strategic Acquisitions
 — The company has completed the acquisition of Life Protection, Inc. allowing the company to broaden its offerings, expand its geographical reach, accelerate growth, and qualify as a government contractor with a history of past performance (the federal government requires past performance in order to become a government-eligible contractor). The company believes this clears the path into an enormous, under-serviced military and government market.
 — The company is finalizing the acquisition of Control Engineering, Inc. enhancing the expansion of multiple solutions as well as expand its customer footprint.

GreenHouse Holdings, Inc.      December 2010

Management
15
— John Galt, Co-Founder and Executive Chairman, provides invaluable leadership and guidance to the executive team at GreenHouse. Prior to founding GRHU, Mr. Galt founded Galt Corporation, a green building and construction company based in San Diego, California, and has successfully run this company for the past eight years.
— Chris Ursitti, Co-Founder and CEO, is also a founder of the Los Angeles Center Studio, where he helped revitalize downtown LA’s west side by delivering the first green building standards and re-purposing the UNOCAL building into a multi-million dollar, multi-use facility. As a former real estate executive with Hollywood Location Co., Ursitti is well-
 versed in developing multimillion dollar homes for celebrities and other high net worth clients. Today, he remains passionate about the environment and sits on the Board of the Opportunity Green and the Calvary Christian School
 Foundation. Ursitti is a graduate of Westminster College, where he was recently nominated to receive a lifetime alumni achievement award.
— Russ Earnshaw, Co-Founder and President, previously served as the president of R Squared Contracting, a construction management and real estate development firm. A licensed general contractor, Mr. Earnshaw’s experience includes land planning and entitlement, real estate financing, developing planned residential communities, as well as, commercial and industrial developments. He holds a B.S. degree from Colorado State University.
— Ken Robinson, Co-Founder, is a globally recognized expert in terrorism and national Security, with 30+ years experience in Special Forces, Special Mission Units, and the Central Intelligence Agency. He has extensive experience in
 Crisis and Consequence Management. His leadership provides the Greenhouse Holdings with invaluable global “on-the-
 ground” experience. Mr. Robinson’s global expertise led to six years of combat reporting as the Senior Terrorism and
 National Security Analyst for CNN. He is also the Executive Producer for virtual and reality-based interactive software solutions for the Military Intelligence community. He is a 2004 inductee of National Military Intelligence Hall of Fame.
 He is a graduate of the Defense Intelligence College.

GreenHouse Holdings, Inc.      December 2010

Management (continued)
16
— Justin Farry, CFO, previously served as Director of Project Business Services at Brinderson L.P., a large EPCM company serving the energy sector, and prior to that was the Regional Financial Controller for Bureau Veritas North
 America, Inc., a large QHSE company. Justin is a CPA (Inactive), licensed by the CA State Board of Accountancy, and a
 CA(SA), licensed by the South African Institute of Chartered Accountants. He has a Bachelor of Commerce degree from the University of Witwatersrand in Johannesburg, and an Hons B Comp degree from the University of South Africa.
— Sean Entin, Co-Founder and VP Marketing, is responsible for developing and implementing marketing strategies at GreenHouse to support the deployment of its eco-friendly products and services. He is the founder of several companies in the entertainment space, including Zen Management, a film, distribution and commercial media company.
 Sean played an integral role in the development of Los Angeles Center Studio, spearheading the effort to raise capital for the multi-use office and production facility that has revitalized the west side of downtown L.A. He began his entrepreneurial adventures as a student at the University of Southern California, where he pursued a bachelor of arts degree in entrepreneurship/business administration.
— Rob Davis, Vice President, is a proven leader in the energy and power industry, with decades of experience delivering financial results, satisfied customers and high-value solutions. Mr. Davis spent over 15 years at Southern
 California Edison where he worked his way from field-hand, to Sr. Project Manager in SCE’s Research and Electric
 Transportation Division. Mr. Davis has delivered results in both start-up and established business operations. Mr. Davis participated in the 2006-2008 Auto Demand Response Pilot Program for Southern California Edison and Pacific Gas and
 Electric. His leadership paved the way for the technical enablement of nearly 10 Mega-watts between the two utilities.
 Exceeding expectations, he contributed to establishing Auto-DR as a regular DR program statewide. Mr. Davis is a licensed General Contractor, 15 year member of the Association of Energy Engineers and earned both under-graduate and graduate degrees in Business Administration and Environmental Management (respectively).

GreenHouse Holdings, Inc.      December 2010

Independent Directors
17
— Brigadier General Floyd H. Trogdon is acting deputy assistant secretary of defense (Production Engineering
 & Materiel Acquisition), Office of the Assistant Secretary of Defense (Installations and Logistics), Washington,
 D.C. His military decorations and awards include the Distinguished Service Medal, Legion of Merit with two oak leaf clusters, Distinguished Flying Cross, Meritorious Service Medal, Air Medal with five oak leaf clusters, Air
 Force Commendation Medal with oak leaf cluster, Army Commendation Medal, Korean Order of Merit, and the
 National Order of Vietnam. He holds aeronautical ratings of command pilot and navigator. Mr. Trogdon attended
 Duke University; and subsequently received Bachelor of Science and Master of Science degrees in electrical engineering from the University of Maryland. He holds a master's degree in international affairs from The George
 Washington University.
— Mr. Seymour G. Siegel possesses over 35 years of professional experience within the financial services arena.
 He has a strong background in mergers and acquisitions, start-ups, SEC reporting, cost cutting initiatives, profit enhancements, and business operations. Prior to joining GRHU's Board of Directors, he served as Principal for
 Rothstein Kass, a national accounting, audit and consulting firm of CPAs and consultants with approximately 900 members and offices in 9 cities. Throughout his career, he has gained extensive knowledge of highly intricate accounting practices and the development and growth of public companies.
— Mr. Charles R. Allured has a proven track record of success in within the energy industry. He began his career with Pacific Gas and Electric Company as a steam plant operator and after holding several positions he left PG&E as the Technical Training Manager. He later joined Sierra Pacific Power Company where he enjoyed a 13 year career and left as the Director of Major Accounts. After four years of service at a subsequent firm he was recruited to work for Dean Foods as the Manager of Energy Services. His unique blend of experiences distinctively qualifies him to understand energy issues from a multitude of perspectives.

FYE December (in $M)	2008	2009	9 Months 9/30/10
Revenue:			
Energy efficiency	0.36	4.49	4.40
Sustainable infrastructure	-	-	3.00
Total Revenue	**0.36**	**4.49**	**7.50**
COGS:			
Energy efficiency	0.25	2.75	2.60
Sustainable infrastructure			2.20
COGS	**0.25**	**2.75**	**4.80**
Gross Profit	**0.10**	**1.74**	**2.70**
Gross margin	*29%*	*39%*	*36%*
Operating expenses	0.53	3.36	4.50
% of Revenue	*149%*	*75%*	*60%*
Operating Income (Loss)	**(0.43)**	**(1.62)**	**(1.90)**
Net income	**(0.43)**	**(1.69)**	**(2.80)**

2010 Pro Forma with LPI Acq.

GreenHouse Holdings, Inc.      December 2010

Financials
18
Historical
Key highlights:
▪ 3-year revenue CAGR of 219%

FYE December (in $M)	2010	2011	2012
Revenue:			
Energy Efficiency	7.41	35.75	65.77
Sustainable Infrastructure	4.34	10.13	26.07
Total Revenue	**11.75**	**45.89**	**91.85**
COGS:			
Energy Efficiency	4.52	21.11	39.25
Sustainable Infrastructure	**2.95**	**6.89**	**17.73**
Total COGS	**7.47**	**28.00**	**56.97**
Gross Profit	**4.28**	**17.89**	**34.87**
Gross margin	*36%*	*39%*	*38%*
Operating Expenses:			
Corporate	3.88	4.46	6.55
Energy Efficiency	2.32	2.67	3.20
Sustainable Infrastructure	0.08	0.38	0.45
Sales & Marketing	2.02	2.32	2.90
Total Operating Expenses	**8.29**	**9.83**	**13.11**
Operating Income (Loss)	**(4.01)**	**8.06**	**21.76**
Operating margin	*NM*	*18%*	*24%*
Income taxes	0.00	2.42	6.53
Net Income	**(4.37)**	**5.17**	**14.59**
Net margin	*NA*	*11%*	*16%*

GreenHouse Holdings, Inc.      December 2010

Financials
19
Projections (Conservative)
Key assumptions:
▪ No financing and organic growth
▪2010 Pro Forma with LPI
▪ Approx. 30% sales recognition of current‘11
pipeline as follows:

 EE- $45M
 SI- $43M
 Solar- $20M
 Waste- $20M
 Software- $24M
 Resid.- $10M

FYE December (in $M)	2010	2011	2012
Revenue:			
Energy Efficiency	7.41	60.74	109.23
Sustainable Infrastructure	4.34	24.83	39.30
Total Revenue	**11.75**	**85.57**	**148.53**
COGS:			
Energy Efficiency	4.52	38.73	69.65
Sustainable Infrastructure	2.94	17.13	26.72
Total COGS	7.46	55.87	96.38
Gross Profit	**4.29**	**29.71**	**52.15**
Gross margin	*37%*	*35%*	*35%*
Operating Expenses:			
Corporate	3.88	4.84	6.55
Energy Efficiency	2.32	7.49	14.10
Sustainable Infrastructure	0.08	0.23	0.36
Sales & Marketing	2.02	3.85	6.65
Total Operating Expenses	8.29	16.41	27.67
Operating Income (loss)	**(4.00)**	**13.29**	**24.48**
Operating margin	*NA*	*16%*	*16%*
Income taxes	0.00	3.99	7.34
Net Income	**(4.35)**	**8.83**	**16.50**
Net margin	*NA*	*10%*	*11%*

GreenHouse Holdings, Inc.      December 2010

Financials
20
Projections (Aggressive)
Key assumptions:
▪ Approx. $3-5M in financing in next 3 months
▪2010 Pro Forma with LPI
▪ Approx 50% sales recognition of current‘11
pipeline as follows :

 EE- $45M
 SI- $43M
 Solar- $20M
 Waste- $20M
 Software- $24M
 Resid.- $10M

Revenue Breakdown by Service Offering - 2011
3%
19%
44%
14%
4%
16%
ADR
Retrofit
Software
Waste to Fuel/Energy
RAPs

Revenue Breakdown by Service Offering - 2012
11%
26%
18%
9%
17%
10%
9%
ADR
Retrofit
Software
Waste to Fuel/Energy
Solar

GreenHouse Holdings, Inc.                                        December 2010
21

Financials -
Projected Revenue Breakdown 2011 and 2012

GreenHouse Holdings, Inc.      December 2010

Comparable Analysis
22
Direct Comp: Lime Energy (NASDAQ: LIME)
High P/Es in Industry
Money losing comps
Company	Mkt. Cap.	2011 Rev.	2011 NI	NTM P/E
AMRC	$560M	$689M	$35M	16X
POWR	$156M	$147M	$10M	16X
ENOC	$625M	$329M	$19M	33X
GRHU (1)	$68M	$85M	$8.8M	7.7X
GRHU(2)	$68M	$45M	$5.2M	13.1X
Company	Mkt. Cap.	2011 Rev.	2011 EBITDA	NTM P/EBITDA
LIME	$98M	$120M	$1.3M	77X
GRHU (1)	$68M	$85M	$13.3M	5.1X
GRHU (2)	$68M	$45M	$8.1	8.4X
Company	Mkt. Cap.	2010 Rev.	2010 NI	NTM P/E
NENE	$95M	$0	N/A	N/A
ECTY	$38M	$13N	N/A	N/A
(1) With financing
(2) Without financing

GreenHouse Holdings, Inc.      December 2010

Key Advisors and Professionals
23
Company Advisor: Emissary Capital Group, LLC
www.emissarycapital.com
PCAOB Auditor: PKF, Certified Public Accountants, A Professional Corporation
www.pkfcalifornia.com
Legal Counsel: Tarter Krinsky & Drogin
www.tarterkrinsky.com
Investor Relations: Alliance Advisors
www.allianceadvisors.net
Public Relations: Rubenstein PR
www.rubensteinpr.com

GreenHouse Holdings, Inc.      December 2010

Contact Information
24
GreenHouse Holdings, Inc.
5171 Santa Fe Street, Suite I
San Diego, CA 92109
Telephone: 858.273.2626
Facsimile: 858.430.2790
Web: www.greenhouseintl.com